SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]   Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               HERITAGE CASH TRUST

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
    ----------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    ----------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
    ----------------------------------------------------------------------------
    (5) Total fee paid:
    ----------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
    ----------------------------------------------------------------------------
    (3)   Filing Party:
    ----------------------------------------------------------------------------
    (4)   Date Filed:
    ----------------------------------------------------------------------------

                               HERITAGE CASH TRUST
                           HERITAGE MONEY MARKET FUND
                      HERITAGE MUNICIPAL MONEY MARKET FUND

                              880 Carillon Parkway
                          St. Petersburg, Florida 33716

July 1, 2007

Dear Shareholders:

You are being asked to vote on a proposal to elect and re-elect Trustees to the Board of Trustees of Heritage Cash Trust (the "Trust") at a Special Meeting of Shareholders ("Meeting") of the Trust, to be held at 880 Carillon Parkway, St. Petersburg, Florida 33716 on August 7, 2007 at 4:00 p.m. Eastern Time. The enclosed documents explain the proposal.

The Board of Trustees ("Board") is unanimously recommending that you approve a slate of board members that have backgrounds and experiences that are diverse and relevant to the variety of tasks and issues that face a mutual fund board. THE BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THE PROXY STATEMENT.

We encourage you to read the attached Proxy Statement in full. The information is designed to help you determine how to cast your vote as a shareholder of the Trust, and is being provided as a supplement to, and not a substitute for, your proxy materials.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card are enclosed. Please read them carefully. If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card (or vote by Internet or telephone) so that your shares may be voted in accordance with your instructions. Voting your shares in a timely manner helps the Trust avoid additional costs.

Your vote is important to us. Thank you for taking the time to consider this important matter.

                                                    Sincerely yours,

                                                    /s/ Stephen G. Hill

                                                    Stephen G. Hill
                                                    President

                               HERITAGE CASH TRUST
                           HERITAGE MONEY MARKET FUND
                      HERITAGE MUNICIPAL MONEY MARKET FUND
               880 Carillon Parkway, St. Petersburg, Florida 33716
                                 (800) 421-4184

                               -----------------
                                     NOTICE
                               -----------------

                Special Meeting of Shareholders on August 7, 2007

To the Shareholders:

     A Special Meeting of Shareholders ("Meeting") of Heritage Cash Trust (the "Trust") will be held at the offices of Heritage Asset Management, Inc. ("Heritage"), 880 Carillon Parkway, St. Petersburg, Florida 33716 on August 7, 2007 at 4:00 p.m. Eastern Time. The Meeting is being held for the following purposes:

     (1)  To elect and re-elect Trustees to the Board of Trustees

     (2) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

     Item (1) is discussed in greater detail in the attached Proxy Statement (the "Proposal"). You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of Heritage Money Market Fund and/or Heritage Municipal Money Market Fund, each a series of the Trust, at the close of business on June 6, 2007. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

     (1) INTERNET: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter the control number from your proxy card. Follow the instructions found on the website.

     (2) TELEPHONE: Have your proxy card available. You may vote by telephone by calling the toll-free number on your proxy card. Enter the control number on the proxy card and follow the instructions provided. (A confirmation of your telephone vote will be mailed to you).

     (3) MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope.

                                          By order of the Board of Trustees,

                                          /s/ Andrea N. Mullins

                                          Andrea N. Mullins
                                          Secretary
                                          Heritage Cash Trust

Dated: July 1, 2007
St. Petersburg, Florida

                      YOUR VOTE IS IMPORTANT NO MATTER HOW
                              MANY SHARES YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY ON THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                               HERITAGE CASH TRUST
                           HERITAGE MONEY MARKET FUND
                      HERITAGE MUNICIPAL MONEY MARKET FUND
               880 Carillon Parkway, St. Petersburg, Florida 33716
                                 (800) 421-4184

                                  ------------
                                 PROXY STATEMENT
                                  ------------

                Special Meeting of Shareholders on August 7, 2007

                                  INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Heritage Money Market Fund and Heritage Municipal Money Market Fund (each, a "Fund" and collectively, the "Funds"), each a series of Heritage Cash Trust (the "Trust"). A Special Meeting of Shareholders or any adjournments thereof ("Meeting") will be held on August 7, 2007 at 4:00 p.m. Eastern Time at the offices of Heritage Asset Management, Inc. ("Heritage"), 880 Carillon Parkway, St. Petersburg, Florida 33716 to consider the matters below. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about July 1, 2007.

     As more fully described in this Proxy Statement, the purpose of the Meeting is to consider the following matters:

     (1)  To elect and re-elect Trustees to the Board of Trustees (the "Board");

     (2) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

     The close of business on June 6, 2007, has been established as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date"). Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the Money Market Fund had 4,194,453,227 Class A shares and 3,582,680 Class C shares outstanding. The Municipal Money Market Fund had 1,240,198,604 Class A shares outstanding.

     THE MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS FOR THE TRUST, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN FURNISHED TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THESE REPORTS, FREE OF CHARGE, PLEASE WRITE TO THE HERITAGE MUTUAL FUNDS, 880 CARILLON PARKWAY, ST. PETERSBURG, FLORIDA 33716 OR CALL TOLL-FREE AT 1-800-421-4184. THE REPORTS ALSO ARE AVAILABLE ON THE TRUST'S WEBSITE AT www.heritagefunds.com AND THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AT www.sec.gov.

                              -------------------
                        PROPOSAL 1: ELECTION OF TRUSTEES
                              -------------------

     The Board of the Trust recommends that shareholders elect members to the Board. Accordingly, the Board is submitting for election or re-election by shareholders of the Trust the slate of seven individuals listed below (the "Nominees").

     All Nominees, except Mr. Kinnicutt, currently serve as Trustees of the Trust. Mr. Kinnicutt has been nominated to serve on the Board. If elected, each Nominee would serve as a Trustee for life or for a specified term as discussed below unless the Trustee is removed, resigns or retires. The Trustees who are deemed not "interested" ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 (the "1940 Act") have adopted a Board Governance Policy that requires an Independent Trustee to retire at age 72 for those Trustees in office prior to August 28, 2000 or at age 70 for those Trustees in office after that date. In addition, the Independent Trustees have a mandatory term limit of 15 years of service, except those Independent Trustees who served as of August 28, 2000.

     If elected, it is expected that Mr. Kinnicutt would serve as an Independent Trustee. Additionally, one Nominee is an Interested Trustee and would serve as such on the Board.

     On May 16, 2007, the Board, including the Independent Trustees, nominated each of the seven Nominees for election or re-election to the Board. The Independent Trustees have sought to sustain a Board with members that have backgrounds and experiences that are diverse and relevant to the variety of tasks and issues that face a mutual fund board. Pertinent information about each Nominee as of June 6, 2007, is set forth below.

     The persons named as proxies on the enclosed proxy card will vote "FOR" the election of each Nominee unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any Nominee. Each Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected. Neither the Board nor management has any reason to believe that any Nominee will be unavailable for election. However, if any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.

                         INFORMATION CONCERNING NOMINEES

     Information is provided below for each Nominee for election at the Meeting. The table lists information for each Nominee who would serve as an Independent Trustee. Information for the Nominee who would be deemed an Interested Trustee by virtue of his position with Heritage Asset Management, Inc. ("Heritage") also appears in the table. The address of each Nominee is 880 Carillon Parkway, St. Petersburg, FL 33716.

                                                                                                                     NUMBER
                                                                                                                    OF FUNDS
                                                                                                                    OVERSEEN
                                                      PRINCIPAL OCCUPATION DURING PAST                 OTHER         IN FUND
            NAME, AGE AND POSITION                               FIVE YEARS                        DIRECTORSHIPS     COMPLEX
---------------------------------------------  ------------------------------------------------  -----------------  -----------

                                         INDEPENDENT TRUSTEE NOMINEES:
C. Andrew Graham (66).....                           First Financial Advisors, Ltd.                     None            10
TRUSTEE SINCE 1985                                   & Graham Financial Partners, LLC
                                                     (financial planning, insurance
                                                     and investment services) since
                                                     1999; Representative, NFP
                                                     Securities since 2002.

Keith Jarrett, PhD (57)...                           Principal, Rockport Funding, LLC                   None            10
TRUSTEE SINCE 2005                                   (specialty finance), and Ajax
                                                     Partners (investment partnership)
                                                     since 2003; Corporate Strategic
                                                     Adviser, Vestmark, Inc. (software
                                                     solutions venture company) since
                                                     2003; President, KBJ, LLC
                                                     (investment company) since 2001;
                                                     Corporate Strategic Adviser,
                                                     Radianz America, Inc. (financial
                                                     services information technology)
                                                     2004 - 2006; Corporate Strategic
                                                     Adviser, Source Media, Inc.
                                                     (specialty financial publishing),
                                                     2002 - 2004.

Lincoln Kinnicutt (62)....                           Retired since 2002; Managing                       None             7
                                                     Director of Goldman Sachs 1997 -
                                                     2002.

                                                                                                                     NUMBER
                                                                                                                    OF FUNDS
                                                                                                                    OVERSEEN
                                                      PRINCIPAL OCCUPATION DURING PAST                 OTHER         IN FUND
            NAME, AGE AND POSITION                               FIVE YEARS                        DIRECTORSHIPS     COMPLEX
---------------------------------------------  ------------------------------------------------  -----------------  -----------
William J. Meurer (62)....                       Private financial consultant since September         Sykes            10
TRUSTEE SINCE 2003                               2000.                                            Enterprises,
                                                                                                      Inc.

James L. Pappas (63)......                       Consultant (corporate finance & strategy);           None             10
TRUSTEE SINCE 1989,                              Lykes Professor of Banking and Finance
LEAD INDEPENDENT                                 University of South Florida College of
TRUSTEE SINCE 2003                               Business Administration 1986 - 2006;
                                                 President, Graduate
                                                 School of Banking at
                                                 the University of
                                                 Wisconsin 1995 - 2005.

Deborah L. Talbot, PhD (56)                      Consultant/Advisor; Founder and Chairman of          None             10
TRUSTEE SINCE 2002                               the Board, Creative Tampa Bay since 2003;
                                                 Dean's Advisory Board,
                                                 College of Arts and
                                                 Sciences, University of
                                                 Memphis since 2002;
                                                 Member, Academy of
                                                 Senior Professionals,
                                                 Eckerd College since
                                                 1998.

                                                  INTERESTED TRUSTEE NOMINEE:

Richard K. Riess(a) (57)..                       Executive Vice President and Managing                None             10
TRUSTEE SINCE 1985                               Director for Asset Management of Raymond
                                                 James Financial, Inc. since 1998; Chief
                                                 Executive Officer of Eagle Asset Management,
                                                 Inc. since 1996; Chief Executive Officer of
                                                 Heritage since 2000.

-------------------------------------------
(a)  Mr. Riess is an "interested" person of the Trust, as that term is defined by the 1940 Act, by virtue of his affiliations with Heritage.


     As reported to the Trust, the Nominees own shares of the Trust and the Funds thereof as set forth in Exhibit A to this
Proxy Statement. In addition, no Independent Trustee owned shares of Heritage, Heritage Fund Distributors, Inc. or their affiliates. Exhibit B sets forth the compensation paid to each Nominee by each Fund for the fiscal year 2006; and Exhibit C sets forth information on the Trust's Officers.

                      BOARD OF TRUSTEES AND BOARD STRUCTURE

     The Board is responsible for supervising the operation of the Trust. It establishes the major policies, reviews investments, and provides guidelines to Heritage and others who provide services to the Trust. The Board met four times during the Trust's last fiscal year. The Board has a Nominating Committee, an Audit Committee, a Compliance Committee and a Qualified Legal Compliance Committee.

NOMINATING COMMITTEE

     The Nominating Committee consists of Messrs. Jarrett, Meurer, Graham, and Pappas and Ms. Talbot, each of whom is an Independent Trustee. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and to communicate with management on those issues. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee met once during the Trust's last fiscal year.

     In proposing the Nominees, the Nominating Committee also considered certain other factors including, but not limited to, the general knowledge, background and experience of each Nominee. Specifically, the Nominating Committee considered whether Nominees possess a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considered the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board's overall effectiveness.

     The Nominating Committee may consider recommendations for potential candidates from any source, including Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

     The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include certain information, such as the candidate's name, date of birth, education, business, professional or other relevant experience and areas of expertise, current business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. Successful candidates must meet several other criteria as set forth in the Nominating Committee charter, which is attached as Exhibit D to this proxy statement.

AUDIT COMMITTEE

     The Audit Committee currently consists of Messrs. Jarrett, Meurer and Pappas, each of whom is an Independent Trustee. Mr. Meurer serves as Chair of the Audit Committee. The primary responsibilities of the Audit Committee are, as set forth in its charter, to oversee and monitor: the accounting and financial reporting and practices of the Trust; internal audit controls and procedures relating to financial reporting; the Trust's independent public accountants, including their qualifications, independence and performance (including the fees charged by accountants); the integrity, quality and objectivity of the financial statements of the Trust; and the process for reviewing the integrity and soundness of the Trust's internal controls relating to financial reporting. The Audit Committee met five times during the Trust's last fiscal year.

COMPLIANCE COMMITTEE

     The Compliance Committee consists of Ms. Talbot and Mr. Graham, each of whom is an Independent Trustee. Ms. Talbot serves as Chair of the Compliance Committee. The primary responsibilities of the Compliance Committee are to oversee the Trust's compliance with all regulatory obligations arising under the applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of each Trust's compliance policies and procedures. The Compliance Committee met four times during the Trust's last fiscal year.

QUALIFIED LEGAL COMPLIANCE COMMITTEE

     The Qualified Legal Compliance Committee consists of Messrs. Jarrett, Meurer and Pappas, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by any of the Trusts or by any officer, director, employee, or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust's last fiscal year.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

     Election of each Nominee as a Trustee requires the vote of a plurality of the votes cast at the Meeting in person or by proxy by all shares of the Trust, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each Nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                               ------------------
                 THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                                "FOR" PROPOSAL 1.
                               ------------------

                               VOTING INFORMATION

     If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposal (1) above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     QUORUM AND ADJOURNMENT: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast a majority of outstanding shares of the Trust is required for a quorum for Proposal 1. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     REQUIRED VOTE: For Proposal 1, the affirmative vote of a plurality of the votes of the Trust cast at the Meeting on the election of Trustees is required to elect a Trustee.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have no impact on Proposal 1 to elect Trustees because the required vote is a plurality of the votes cast at the Meeting.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Funds. Heritage Fund Distributors, Inc. ("HFD") P.O. Box 33022, St. Petersburg, Florida 33733 serves as the Trust's principal underwriter.

               INFORMATION ON THE TRUST'S INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP ("PwC"), 4221 W. Boy Scout Blvd., Suite 200, Tampa, Florida 33607 serves as the independent registered certified public accounting firm for the Trust. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Exhibit G provides additional information on audit and other fees billed by PwC.

                             SOLICITATION OF PROXIES

     The solicitation of proxies will be made primarily by mail but may also be made by telephone by Heritage. All expenses in connection with preparing this Proxy Statement and its enclosures and solicitation expenses that relate to Proposal 1 will be borne by the Trust.

     If votes are recorded by telephone, Heritage and/or Broadridge will use procedures designed to authenticate shareholders' identities to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders' instructions have been properly recorded. Shareholders also may vote through a secure Internet site or by mail. Proxies by Internet or telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                              SHAREHOLDER PROPOSALS

     As a general matter, the Trust does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of shareholders should send such proposals to the Trust at 880 Carillon Parkway, St. Petersburg, Florida 33716, so as to be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in proxy materials for the Trust or a Fund. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                          By order of the Board of Trustees,

                                          /s/ Andrea N. Mullins

                                          Andrea N. Mullins
                                          Secretary
                                          Heritage Cash Trust

Dated: July 1, 2007
St. Petersburg, Florida

                                                                                                                      EXHIBIT A

                                                    TRUSTEE SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Nominee in the Funds as of
June 6, 2007.

--------------------------------------------------------------------------------------------------------------------------------
DOLLAR RANGE
OF EQUITY                      INTERESTED
SECURITIES OWNED:              NOMINEE:                                         INDEPENDENT NOMINEES:
--------------------------------------------------------------------------------------------------------------------------------
                               Richard K.     C. Andrew      Keith      Lincoln      William J.    James L.     Deborah L.
                                 Riess          Graham      Jarrett   Kinnicutt(a)     Meurer       Pappas        Talbot
--------------------------------------------------------------------------------------------------------------------------------
HCT - Money Market Fund          Over            $0         $10,001-    $10,001-       $1 to          Over         $1 to
                               $100,000                     $50,000     $50,000       $10,000       $100,000      $10,000
--------------------------------------------------------------------------------------------------------------------------------
HCT - Municipal Money Market      $0             $0            $0          $0            $0             $0            $0
   Fund
--------------------------------------------------------------------------------------------------------------------------------
Aggregate Dollar Range of        Over           Over        $10,001-      Over          Over           Over       $50,001-
   Securities in Heritage      $100,000       $100,000      $50,000    $100,000       $100,000      $100,000      $100,000
   Mutual Funds(b)
--------------------------------------------------------------------------------------------------------------------------------

(a)   Mr. Kinnicutt currently serves only on the Board of Heritage Growth and Income Trust, Heritage Income Trust and Heritage
      Series Trust. He does not serve on the Board of Heritage Cash Trust or Heritage Capital Appreciation Trust.
(b)   The Heritage Mutual Funds consist of the Money Market Fund and Municipal Money Market Fund, each a series of Heritage
      Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, High Yield Bond Fund, a series of
      Heritage Income Trust and Core Equity Fund, Diversified Growth Fund, International Equity Fund, Mid Cap Stock Fund and
      Small Cap Stock Fund, each a series of Heritage Series Trust.

                                                                       EXHIBIT B
                              NOMINEE COMPENSATION

     The following table shows the compensation earned by each Trustee based on the Trust's last fiscal year. No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any Trust's expenses. No officer, director or employee of Heritage, except for the Trust's Chief Compliance Officer, receives any compensation from the Trust for acting as a director or officer.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              TOTAL
                                                                                                          COMPENSATION
                                                                               AGGREGATE                 FROM THE TRUSTS
                               NAME OF                                        COMPENSATION               & THE HERITAGE
                                PERSON                                       FROM THE TRUST              MUTUAL FUNDS(B)
----------------------------------------------------------------------------------------------------------------------------
                                              NOMINEES FOR INDEPENDENT TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
C. Andrew Graham                                                          $      7,507.05             $      39,015.38
----------------------------------------------------------------------------------------------------------------------------
Keith Jarrett                                                             $      7,551.95             $      11,597.16
----------------------------------------------------------------------------------------------------------------------------
William J. Meurer                                                         $      8,296.50             $      42,855.81
----------------------------------------------------------------------------------------------------------------------------
James L. Pappas                                                           $      8,146.50             $      42,630.81
----------------------------------------------------------------------------------------------------------------------------
Deborah L. Talbot                                                         $      8,061.22             $      41,733.65
----------------------------------------------------------------------------------------------------------------------------
Lincoln Kinnicutt(a)                                                                   $0                           $0
----------------------------------------------------------------------------------------------------------------------------
                                             NOMINEE FOR INTERESTED TRUSTEE
----------------------------------------------------------------------------------------------------------------------------
Richard K. Riess                                                                       $0                           $0
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------
(a) Mr. Kinnicutt currently serves only on the Board of Heritage Growth and Income Trust, Heritage Income Trust and Heritage
    Series Trust. He does not serve on the Board of Heritage Cash Trust or Heritage Capital Appreciation Trust.

(b) The Heritage Mutual Funds consist of the Money Market Fund and Municipal Money Market Fund, each a series of Heritage Cash
    Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust, High Yield Bond Fund, a series of Heritage
    Income Trust and Core Equity Fund, Diversified Growth Fund, International Equity Fund, Mid Cap Stock Fund and Small Cap
    Stock Fund, each a series of Heritage Series Trust.

                                                                       EXHIBIT C

                           INFORMATION ABOUT OFFICERS

--------------------------------------------------------------------------------

                  POSITION, TERM OF OFFICE
NAME AND             AND LENGTH OF TIME              PRINCIPAL OCCUPATION
  AGE                    SERVED(a)                   DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Stephen G.      President since 2005            President of Heritage and
Hill (47)                                       Heritage Mutual Funds since
                                                2005; President and Chief
                                                Operating Officer of Eagle Asset
                                                Management, Inc. ("Eagle") since
                                                2000; President and Chief
                                                Executive Officer of Awad Asset
                                                Management, Inc. ("Awad")
                                                December 1999 to April 2001 and
                                                August 2004 to present; Director
                                                of Awad since 1998; Director of
                                                Heritage since 1994; Director of
                                                Eagle since 1995; Chief
                                                Operating Officer of Heritage
                                                Fund Distributors since April
                                                2007; Director of Heritage Fund
                                                Distributors, Inc. since 2005.
--------------------------------------------------------------------------------
Mathew J.       Senior Vice President and       Senior Vice President of
Calabro (40)    Principal Executive Officer     Heritage Fund Distributors, Inc.
                since 2007                      since May 2007; Senior Vice
                                                President of Heritage since
                                                2005; Chief Compliance Officer
                                                of Heritage and Heritage Mutual
                                                Funds 2005 - 2007; Vice
                                                President of Heritage 1996
                                                -2005.
--------------------------------------------------------------------------------
H. Peter        Vice President since 2003       Senior Vice President and
Wallace (62)                                    Director of Fixed Income
                                                Investments of Heritage since
                                                1993.
--------------------------------------------------------------------------------
Andrea N.       Treasurer since 2003;           Treasurer and Vice President of
Mullins (39)    Principal Financial Officer     Finance of Heritage since 2003;
                and Secretary since 2004        Vice President of Fund
                                                Accounting of Heritage since
                                                1996.
--------------------------------------------------------------------------------
Susan L.        Chief Compliance Officer since  Director of Compliance for
Walzer (39)     2007                            Heritage and Heritage Mutual
                                                Funds 2005 to March 2007;
                                                Associate Corporate Counsel for
                                                Raymond James Financial, Inc.
                                                2003 to 2005; Vice President of
                                                Operations and Administration
                                                for Raymond James & Associates,
                                                Inc. 1997 - 2003.
--------------------------------------------------------------------------------
Deborah A.      Assistant Secretary since 2000  Compliance Advisor II of
Malina (40)                                     Heritage since 2004; Compliance
                                                Administrator of Heritage 2000 -
                                                2004.
--------------------------------------------------------------------------------
(a)   Each officer serves for one-year terms.

                                                                       EXHIBIT D

                          NOMINATING COMMITTEE CHARTER

                               HERITAGE CASH TRUST
                       HERITAGE CAPITAL APPRECIATION TRUST
                        HERITAGE GROWTH AND INCOME TRUST
                              HERITAGE INCOME TRUST
                              HERITAGE SERIES TRUST
A.   PURPOSE
     -------

     The Boards of Trustees of the investment companies listed above (each a "Trust" and, collectively, the "Trusts") have created a Nominating Committee ("Committee"). The purpose of the Committee is threefold:

     1. Identify and recommend for nomination candidates to serve as Board members who are not "interested persons" of the Trusts ("Independent Trustees") as that term is defined in the Investment Company Act of 1940 ("1940 Act");

     2. Evaluate and make recommendations to the full Board regarding potential Board candidates who are "interested persons" of the Trusts ("Interested Persons") as that term is defined by the 1940 Act; and

     3. Review periodically the workload and capabilities of Independent Trustees and, as the Committee deems appropriate, make recommendations to the Board if such a review suggests that changes to the size or composition of the Board are warranted.

B.   COMMITTEE MEMBERSHIP
     --------------------

     1. Composition. The Committee shall be composed solely of Independent Trustees.

     2. Compensation. The Board shall determine the compensation of Committee members, including the Committee Chairperson.

     3. Selection and Removal. The Board shall appoint members of the Committee and a Chairperson of the Committee for one-year terms. There is no limit on the number of consecutive terms that a Committee member or a Chairperson can serve. By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chairperson for any reason at any time.

C.   MEETINGS AND PROCEDURES
     -----------------------

     1. MEETINGS. The Committee shall meet on an as-needed basis to carry out its duties under this Charter. Meetings may be called by the Chairperson of the

          Committee or by a majority of the Committee members. Meetings shall be chaired by the Chairperson or, in his or her absence, by a member chosen by the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

     2. MINUTES. The Committee shall keep minutes of its meetings and provide copies of such minutes to each full Board for its review.

     3. ANNUAL REVIEW. The Committee shall review this Charter at least annually and recommend any necessary changes to the Board.

     4. INVITATIONS TO MEETINGS. The Committee may request that a non-member with information on a potential Board candidate attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

     5. INDEPENDENT ADVISERS. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of each full Board, to retain special legal, accounting or other advisers. Each Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

     6. SELF-EVALUATION. The Committee shall periodically review the effectiveness of the Committee and its members.

D.   RESPONSIBILITY OF THE COMMITTEE
     -------------------------------

     1. CANDIDATE IDENTIFICATION AND RECOMMENDATION. The Committee shall identify and recommend to the Board the selection and nomination of candidates for Independent Trustee. The Committee shall consider recommendations for potential candidates from any source it deems appropriate--Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

     2. CANDIDATE EVALUATIONS. The Committee shall evaluate potential candidates' qualifications for Board membership and their independence from each Fund's investment adviser and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, E.G., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining potential candidates' qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

               a.   CRITERIA FOR SELECTING NOMINEES.
                    -------------------------------

                    The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Trust's shareholders and to promote the effective operation of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, "Preliminary Information").

                    A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board's overall effectiveness.

               b.   SUBMISSIONS BY SHAREHOLDERS OF POTENTIAL NOMINEES.
                    -------------------------------------------------

                    The Committee shall consider potential candidates for nomination identified by one or more shareholders of a Trust. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Trust management for this purpose. In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 2.a above.

                    Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:

                    (1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board's performance of its duties;

                    (2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Trusts;

                    (3) submit character references and agree to appropriate background checks;

                    (4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;

                    (5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate's qualifications; and

                    (6) if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.

     3. EVALUATION OF CANDIDATES FOR NOMINATION AS INTERESTED TRUSTEES. The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

     4. BOARD COMPOSITION. The Committee shall periodically review the composition of the Board and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

August 31, 2004

                                                                       EXHIBIT E

                                    HERITAGE
                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS

     The table below lists the name, address and principal occupation of the principal executive officers and each director or general partner of Heritage, as well as the Fund officers and Trustees who have a position with Heritage.

--------------------------------------------------------------------------------
NAME AND ADDRESS                   PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Richard K. Riess                   Heritage Asset Management, Inc.
880 Carillon Parkway                  Chief Executive Officer, April 2000 -
St. Petersburg, Florida 33716         present Director, June 1985 - present

                                   Eagle Asset Management, Inc.
                                      Chief Executive Officer, October 1996 -
                                      present Director, July 1988 - present

                                   Raymond James Financial, Inc.
                                      Executive Vice President, Managing
                                      Director Asset Management Group, May
                                      1998 - present

                                   Heritage Mutual Funds
                                      Trustee, June 1985 - present
                                      President, October 2000 - November 2005
--------------------------------------------------------------------------------
Stephen G. Hill                    Heritage Asset Management, Inc.
880 Carillon Parkway                  President, April 1989 - March 2000 and
St. Petersburg, Florida 33716         November 2005 - present Director, December
                                      1994 - present

                                   Heritage Mutual Funds
                                      President, November 2005 - present

                                   Eagle Asset Management, Inc.
                                      President and Chief Operating Officer,
                                      April 2000 - present Director, January
                                      1995 - present

                                   Awad Asset Management, Inc.
                                      President and Chief Executive
                                      Officer, December 1999 - April
                                      2001 and August 2004 - present
                                      Director, October 1998 - present

                                   Heritage Fund Distributors, Inc.
                                      Director, November 2005 - present
--------------------------------------------------------------------------------

NAME AND ADDRESS                   PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Richard J. Rossi                   Heritage Asset Management, Inc.
880 Carillon Parkway                  Executive Vice President, November 2005 -
St. Petersburg, Florida 33716         present
                                      Director, November 2005 - present

                                   Heritage Fund Distributors, Inc.
                                      President, November 2005 - present
                                      Director, November 2005 - present

                                   Eagle Asset Management, Inc.
                                      Executive Vice President, October 2000 -
                                      present
--------------------------------------------------------------------------------
Jeffrey P. Julien                  Heritage Asset Management, Inc.
880 Carillon Parkway                  Director, June 1985 - present
St. Petersburg, Florida 33716
                                   Raymond James Financial, Inc.
                                      Senior V.P./Finance and Chief Financial
                                      Officer, August 1983 - present
--------------------------------------------------------------------------------
Mathew J. Calabro                  Heritage Asset Management, Inc.
880 Carillon Parkway                  Director, May 2007 - present
St. Petersburg, Florida 33716         Senior Vice President, June 2005 - present
                                      Chief Compliance Officer, October 2005 -
                                      March 2007
                                      Vice President, December 1996 - May 2005

                                   Heritage Mutual Funds
                                      Principal Executive Officer, March 2007 -
                                      present
                                      Chief Compliance Officer, October 2005 -
                                      March 2007
--------------------------------------------------------------------------------
Andrea N. Mullins                  Heritage Asset Management, Inc.
880 Carillon Parkway                  Vice President, December 1996 - present
St. Petersburg, Florida 33716         Treasurer, May 2003 - present

                                   Heritage Mutual Funds
                                      Treasurer, May 2003 - present
                                      Secretary, May 2004 - present
--------------------------------------------------------------------------------
Susan L. Walzer                    Heritage Asset Management, Inc.
880 Carillon Parkway                  Chief Compliance Officer, March 2007 -
St. Petersburg, Florida 33716         present
                                      Vice President, Director of Compliance
                                      October 2005 - March 2007

                                   Heritage Mutual Funds
                                      Chief Compliance Officer, March 2007 -
                                      present

                                   Raymond James Financial, Inc.
                                      Associate Corporate Counsel, February 2003
                                      - October 2005

                                   Raymond James & Associates, Inc.
                                      Vice President, Operations, October 1997 -
                                      February 2003
--------------------------------------------------------------------------------

                                                                       EXHIBIT F

                             PRINCIPAL SHAREHOLDERS

     The following shareholders are shown on the Funds' records as owning, beneficially or of record, more than 5% of the outstanding shares of any class of a Fund as of June 6, 2007:

------------------------------------------------------------------------------------------------------------
                                                                                             PERCENTAGE OF
                                       NAME AND ADDRESS OF                   NUMBER OF          CLASS OF
    FUND AND CLASS                       BENEFICIAL OWNER                  SHARES OWNED        FUND OWNED
------------------------------------------------------------------------------------------------------------
Municipal Money                   Raymond James & Associates, Inc.           252,219              7%
Market Fund - Class A             FBO Capitol Lte, 880 Carillon
                                  Parkway, St. Petersburg, FL 33716
------------------------------------------------------------------------------------------------------------

To the best knowledge of Fund management, as of the Record Date, the Trustees and officers of each Fund, as a group, beneficially or of record, owned less than 1% of the outstanding shares of each class of each Fund.

                                                                       EXHIBIT G

                     INFORMATION ABOUT AUDIT AND OTHER FEES

AUDIT FEES

     The following table shows the aggregate fees billed(a) to the Trust by PricewaterhouseCoopers, LLP ("PwC"), the Trust's independent registered certified public accounting firm, for each of the indicated fiscal years for professional services rendered in connection with the audit of the Trust's annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements:

    TRUST                        YEAR END            2006            2005
  ------------------------    ---------------  --------------   -------------
  Cash Trust.............        August 31        $  52,000       $  48,000

AUDIT-RELATED FEES

     PwC did not bill the Trust during the last two fiscal years for assurance and other services which are reasonably related to the performance of the Trust's audit and not reported as audit fees. PwC billed Heritage and any entity controlling, controlled by, or under common control with Heritage for assurance and other services directly related to the operations and financial reporting of the Trust $0 for the year ended August 31, 2005, and $0 for the year ended August 31, 2006.

TAX FEES

     The following table shows the aggregate tax fees billed to the Trust by PwC for each of the indicated fiscal years for tax compliance, tax advice, and tax planning services:

    TRUST                        YEAR END            2006            2005
  ------------------------    ---------------  --------------   -------------
  Cash Trust.............        August 31        $  10,000       $   6,000

ALL OTHER FEES

     For the Trust's last two respective fiscal years, the Trust, Heritage and any entity controlling, controlled by, or under common control with Heritage paid PwC no other fees.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee Charter of the Trust provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the DE MINIMUS exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. The Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Audit Committee pre-approved all fees described above which PwC billed to registrant.

     Less than 50% of the hours billed by PwC for auditing services to registrant for the Trust's respective most recent fiscal year end, were for work performed by persons other than full-time, permanent employees of PwC. No non-audit fees were billed by PwC to the Trust, Heritage and any entity controlling, controlled by, or under common control with Heritage for each Trust's last two respective fiscal years.

     The Audit Committee has considered the non-audit services provided to the Trust and Heritage and any entity controlling, controlled by, or under common control with Heritage as described above and determined that these services do not compromise PwC's independence.

     (a)   All numbers are rounded to the nearest thousand.

HERITAGE                                        YOUR VOTE IS IMPORTANT!
FAMILY OF FUNDS(TM)                             VOTE TODAY BY THE INTERNET,
P.O. BOX 9112                                   TOUCH-TONE PHONE OR BY MAIL
FARMINGDALE, NY 11735                           LOG ON TO WWW.PROXYWEB.COM
                                                OR CALL TOLL FREE 1-888-221-0697



                                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 7, 2007

The undersigned hereby appoints Andrea N. Mullins and Mathew J. Calabro, and each of them, the proxies of the undersigned, with full power of substitution, to vote all shares of the above-referenced fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Heritage Cash Trust, 880 Carillon Parkway, St. Petersburg, Florida 33716 on August 7, 2007, at 4:00 p.m., Eastern time, and at any adjournments thereof.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES AND, IN THE CASE OF ALL OTHER PROPOSALS, FOR APPROVAL OF THE PROPOSALS.


                                    PLEASE SIGN AND RETURN PROMPTLY IN THE
                                   ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.
                                         Dated
                                             ------------------, 2007


                                ------------------------------------------------


                                ------------------------------------------------
                                SIGNATURE(S) OF SHAREHOLDER(S) (SIGN IN THE BOX)

                                PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
                                                                     Heritage JH

THE PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ALL PROPOSALS.




PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.   X

PLEASE DO NOT USE FINE POINT PENS.

                                                                                        FOR ALL NOMINEES   WITHHOLD AUTHORITY
PROPOSAL 1: To elect and re-elect                                                       LISTED (EXCEPT AS    TO VOTE FOR ALL
----------  Trustees to the Board of                                                     NOTED AT LEFT)      NOMINEES LISTED
            Trustees:
NOMINEES:   (01) C. Andrew Graham   (04) James L. Pappas         (06) Lincoln Kinnicutt        !                    !         1.
            (02) Keith Jarrett      (05) Deborah L. Talbot, PhD  (07) Richard K. Riess
            (03) William J. Meurer

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) ON THE LINE IMMEDIATELY BELOW.

--------------------------------------------------------------------------------


                          PLEASE SIGN ON REVERSE SIDE.




                                                                     Heritage JH